UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2013

COVIDIEN PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of Principal Executive Offices, including Zip Code)
+353 (1) 438-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
As previously disclosed, the Company intends to spin off its Pharmaceuticals segment into a standalone public company. Management anticipates that the transaction will be in the form of a distribution that will be tax-free to U.S. shareholders of a new publicly traded stock in the new pharmaceuticals company. Completion of the transaction is subject to certain conditions, including, among others, receipt of regulatory approvals, assurance as to the tax-free status of the spin-off of the pharmaceuticals business to the Company's U.S. shareholders, the effectiveness of a Form 10 registration statement filed with the U.S. Securities and Exchange Commission (SEC) and final approval by the Company's board of directors. Management currently expects to complete the transaction in June 2013; however, there can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed. Subsequent to the separation, the historical results of the Company's Pharmaceuticals segment will be presented as discontinued operations.
As a result of the transaction described above, the Company will be reclassifying its Pharmaceuticals business into discontinued operations. The Company is providing recast historical financial information for the quarter ended March 29, 2013, reflecting this reclassification in the attached Exhibit 99.1. Since the Company has not yet issued its third quarter financial statements reflecting this business as a discontinued operation, the recast historical financial information included in Exhibit 99.1 is considered non-GAAP financial information.
Exhibit 99.1 contains certain financial measures, including adjusted net sales, adjusted gross margin, adjusted operating income, adjusted operating margin and adjusted earnings per share, that are considered non-GAAP financial measures under applicable SEC rules and regulations. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with generally accepted accounting principles. The definition of these non-GAAP financial measures may differ from similarly titles measures used by others.
The non-GAAP financial measures used adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company's historical operating results, comparison to competitors' operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company's business.
Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables furnished as part of Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1    Covidien Revised Financial Information

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ Richard G. Brown, Jr.
Richard G. Brown, Jr.
Vice President, Chief Accounting Officer and
Corporate Controller
Date: May 17, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Covidien Revised Financial Information